UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 8, 2020

                       PURE HARVEST CORPORATE GROUP, INC.
                  ---------------------------------------------
                (Name of registrant as specified in its charter)

      Colorado             333-212055                  71-0952431
      --------             ----------                  ----------
      State of       Commission File Number IRS   Employer Identification No.
    Incorporation


                         7400 E. Crestline Circle, #130
                           Greenwood Village, CO 80111
                     Address of principal executive offices

                                 (800) 560-5148
                      Telephone number, including area code

           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

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       Title of each         Trading           Name of each exchange on which
           class            Symbol(s)                    registered
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         None                  N/A                         N/A
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Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

Item 5.03  Amendment to Articles of  Incorporation  or Bylaws,  Change in Fiscal
           Year.

     On June 8, 2020, the Directors of the Company approved an amendment to the Company's Articles of Incorporation to change the name of the Company to Pure Harvest Corporate Group, Inc.

     On June 8, 2020, shareholders owning a majority of the Company's outstanding shares of common stock amended the Company's Articles of Incorporation to change the name of the Company to Pure Harvest Corporate Group, Inc.

     The name change will become effective in the over-the-counter market following notification by FINRA. The Company's trading symbol will not change at this time.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 28, 2020              PURE HARVEST CANNABIS GROUP, INC.

                                       By: /s/ Matthew Gregarek
                                           Matthew Gregarek
                                           Chief Executive Officer